UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 16, 2006

Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 001-32347

Delaware	No. 88-0326081
(State of Incorporation)	(I.R.S. Employer Identification No.)

6225 Neil Road, Suite 300, Reno, Nevada	89511
(Address of principal executive offices)	(Zip code)

Not Applicable

(Former name or former address, if changed since last report)

Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
Item 1.01	Entry into a Material Definitive Agreement
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit Index
Exhibit 10.1	Agreement No. 2 Addressing Renewable Energy Pricing Issues
Exhibit 10.2	Agreement No. 2 Addressing Renewable Energy Pricing Issues
Exhibit 10.3	Agreement No. 2 Addressing Renewable Energy Pricing Issues
Exhibit 10.4	Agreement No. 2 Addressing Renewable Energy Pricing Issues
Exhibit 99.1	Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On May 11, 2006, Ormat Technologies, Inc. (the ‘‘Registrant’’) announced that three of its indirect wholly-owned subsidiaries, Ormesa LLC, Heber Geothermal Corp. and Second Imperial Geothermal Company, entered into Agreements Addressing Renewable Energy Pricing Issues (the ‘‘Agreements’’) with Southern California Edison Company (‘‘SCE’’). The Agreements fix the energy rate payable by SCE for the supply of geothermal energy by the Registrant’s Ormesa, Heber 1 and Heber 2 geothermal projects for a five-year period, beginning on May 1, 2007. The average energy rate under the Agreements is $62.74 MWh. The Agreements are subject to the approval of the California Public Utilities Commission.

Copies of the Agreements are furnished as Exhibits 10.1 to 10.4 to this report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On May 11, 2006, the Registrant issued a press release announcing that three of its indirect wholly-owned subsidiaries entered into the Agreements with SCE. A copy of the Registrant's press release issued in connection therewith is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished as part of this report on Form 8-K:

10.1    Agreement No. 2 Addressing Renewable Energy Pricing Issues, dated May 10, 2006, between Ormesa LLC and Southern California Edison Company;

10.2    Agreement No. 2 Addressing Renewable Energy Pricing Issues, dated May 10, 2006, between Ormesa LLC and Southern California Edison Company;

10.3    Agreement No. 2 Addressing Renewable Energy Pricing Issues, dated May 10, 2006, between Heber Geothermal Company and Southern California Edison Company;

10.4    Agreement No. 2 Addressing Renewable Energy Pricing Issues, dated May 10, 2006, between Second Imperial Geothermal Company and Southern California Edison Company; and

99.1    Press release of the Registrant dated May 11, 2006 announcing the Agreements with Southern California Edison Company.

Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are ‘‘forward-looking statements’’ as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Registrant’s plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see ‘‘Risk Factors’’ as described in Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2006 and the Prospectus Supplement filed with the Securities and Exchange Commission on April 5, 2006.

These forward-looking statements are made only as of the date hereof, and the Registrant undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC. (Registrant)
By:	/s/ Yehudit Bronicki
Yehudit Bronicki Chief Executive Officer

Date: May 16, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement No. 2 Addressing Renewable Energy Pricing Issues, dated May 10, 2006, between Ormesa LLC and Southern California Edison Company
10.2	Agreement No. 2 Addressing Renewable Energy Pricing Issues, dated May 10, 2006, between Ormesa LLC and Southern California Edison Company
10.3	Agreement No. 2 Addressing Renewable Energy Pricing Issues, dated May 10, 2006, between Heber Geothermal Company and Southern California Edison Company
10.4	Agreement No. 2 Addressing Renewable Energy Pricing Issues, dated May 10, 2006, between Second Imperial Geothermal Company and Southern California Edison Company
99.1	Press Release of Registrant dated May 11, 2006